EXHIBIT 24(a)
                                                         Form
10-K for 1994
                                                           File
No. 1-11237
                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR. and EDWARD M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the
Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form
8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 28th day of February, 1995.


                                      Thomas C. Wajnert
                                      Director, Chairman of the
Board
                                       and Chief Executive
Officer
STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF MORRIS        )

     On the 28th day of February, 1995, personally appeared before me,
Thomas C. Wajnert, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 28th day of February, 1995.

                               /S/  Ann E. McNee
                                    ___________________________
                                    Notary Public of New Jersey
                                    My commission expires July
7,1997
                                   (Seal)

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR. and THOMAS C. WAJNERT, and each of them, as attorneys for his and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form
8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 23rd day of February, 1995.



                                      Edward M. Dwyer
                                      Senior Vice President,
                                       Chief Financial Officer
                                       and Treasurer
STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF MORRIS        )

     On the 23rd day of February, 1995, personally appeared before me,
Edward M. Dwyer to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 23rd day of February, 1995.

                                /S/  Suzanne M. Queally

                                     Notary Public of New Jersey
                                     My commission expires June
23, 1998
                                     (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form
8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 23rd day of February, 1995.




                                      Ramon Oliu, Jr.
                                      Vice President and
Controller
STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF MORRIS        )

     On the 23rd day of February, 1995, personally appeared before me,
Ramon Oliu, Jr., to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 23rd day of February, 1995.

                                 /S/  Suzanne M. Queally

________________________________


                                      Notary Public of New Jersey
                                      My commission expires June
23, 1998
                                      (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 22nd day of February, 1995.




                                    John P. Clancey
                                    Director
STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF SOMERSET      )

     On the 22nd day of February, 1995, personally appeared before me,
John P. Clancey, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 22nd day of February, 1995.

                                /S/ Annette M. Franklin

____________________________________


                                    Notary Public of New Jersey
                                    My commission expires Jan.
30, 1997
                                    (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 24th day of February, 1995.





                                      James P. Kelly
                                      Director

STATE OF GEORGIA        )
                        )     ss:
COUNTY OF FULTON        )

     On the 24th day of February, 1995 personally appeared before me,
James P. Kelly, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 24th day of February, 1995.

                                /S/ Mawanna Mone

_______________________________________
                                    Notary Public of Fulton
County, Georgia
                                    My commission expires Feb. 8,
1997
                                    (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 24th day of February, 1995.




                                    Gerald M. Lowrie
                                    Director
DISTRICT OF COLUMBIA    )
                        )     ss:
                        )

     On the 24th day of February, 1995, personally appeared before me,
Gerald M. Lowrie, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 24th day of February, 1995.

                                /S/ Linda L. Monga



                                    Notary Public
                                    My commission expires May 31,
1998
                                    (Seal)

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 22nd day of February, 1995.





                                       Alex J. Mandl
                                       Director
STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF MORRIS        )

     On the 22nd day of February, 1995, personally appeared before me, Alex
J. Mandl, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 22nd day of February, 1995.

                                  /S/  Marie A. Corona




                                       Notary Public of New
Jersey
                                       My commission expires June
16, 1998
                                       (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 23rd day of February, 1995.





                                     Richard A. McGinn
                                     Director
STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF MORRIS        )

     On the 23rd day of February, 1995, personally appeared before me,
Richard A. McGinn, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 23rd day of February, 1995.

                                 /S/ Ingrid E. Loubriel




                                     Notary Public of New Jersey
                                     My commission expires July
6, 1997
                                     (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 23rd day of February, 1995.




                                     Joseph J. Melone
                                     Director
STATE OF NEW YORK       )
                        )     ss:
COUNTY OF NEW YORK      )

     On the 23rd day of February, 1995, personally appeared before me,
Joseph J. Melone, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 23rd day of February, 1995.

                                /S/ Marie Peterson




                                    Notary Public, State of New
York
                                    My commission expires Nov.
19, 1996
                                    (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 23rd day of February, 1995.




                                      Richard W. Miller
                                      Director
STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF SOMERSET      )

     On the 23rd day of February, 1995, personally appeared before me,
Richard W. Miller, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 23rd day of February, 1995.

                                 /S/  Marie A. Pope




                                      Notary Public of New Jersey
                                      My commission expires June
1998
                                      (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 28th day of February, 1995.




                                      S. Lawrence Prendergast
                                      Director

STATE OF NEW JERSEY     )
                        )     ss:
COUNTY OF UNION         )

     On the 28th day of February, 1995, personally appeared before me,
S. Lawrence Prendergast, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 28th day of February, 1995.

                                 /S/ Joanne Cutcliff
                                     ___________________________
                                     Notary Public of New Jersey
                                     My commission expires Feb.
16, 1999
                                     (Seal)

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation
(hereinafter
referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities
Act of
1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below, under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints
RAMON OLIU, JR., EDWARD M. DWYER and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of
Attorney this 27th day of February, 1995.





                                     Brooks Walker, Jr.
                                     Director
STATE OF CALIFORNIA     )
                        )     ss:
COUNTY OF SAN FRANCISCO )

     On the 27th day of February, 1995, personally appeared before me,
Brooks Walker, Jr., to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 27th day of February, 1995.

                               /S/ Audrey S. Dodic



                                   Notary Public - California
                                   My commission expires Sept.
26, 1995
                                   (Seal)